UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

        This amendment is being filed in connection with the Investor Presentation Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., intends to post on its website in connection with a conference call for institutional investors and bank analysts scheduled to be held on Tuesday, January 24, 2006 at 9:00 a.m. (Pacific Time) to discuss its financial results for the second quarter of its fiscal year ending June 30, 2006.  The Form 8-K filed earlier  today inadvertently contained the Investor Presentation for the conference call that was held on October 21, 2005.

    The Corporation's Investor  Presentation is posted on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (c)          Exhibits

            99.1        Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2006                                    PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                        /s/ Donavon P. Ternes
                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT

Provident Financial Holdings, Inc.

December 31, 2005

www. myprovident.com

PROVIDENT
Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$26.30
52-week range:	$25.04 - $30.96
Shares outstanding	6,823,796 shares
Market cap:	$179.5 million
P/E (ttm):	8.07
EPS (ttm):	$3.26
Annual div & yield:	$0.56 (2.13%)
Div distribution date:	16-Dec-05
Div record date:	22-Nov-05
As of December 31, 2005.	

Organizational Chart

Provident Financial Holdings, Inc.


Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp
Real Estate Operations

PROV Overview

Provident Financial Holdings, Inc.

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Southern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside (Summer 2006)
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Fullerton
- Glendora
- Huntington Beach
- La Quinta
- Rancho Mirage
- Riverside
- Temecula
- Torrance

Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "Housing construction in the Inland Empire should continue to be one of the most vibrant in the nation."

  Source: California Building Industry Association 2006 Housing Forecast.
- "The Inland Empire will continue to be California's fastest-growing urban area over the next 10 years, gaining 10,000 people a year through 2010. Many companies in the past few years have opened new offices or moved to the Inland Empire to accommodate shorter commutes and more affordable housing for employees"

  Source: USC Lusk Center 2006 Casden Real Estate Economics Forecast.
- "Riverside and San Bernardino Counties comprise the best market in the country for constructing warehouses and new distribution centers. An ever-increasing amount of cargo transported through the region has turned the Inland Empire into a major distribution center and led to the development of modern warehouse and distribution facilities."

  Source: USC Lusk Center 2006 Casden Real Estate Economics Forecast.

Business Strategy

PROVIDENT
Provident Financial Holdings, Inc.

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding

Provident Bank Mortgage

- Loan origination mix - purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 12/31/2005	As of 09/30/2004
Total assets	$ 1.58 billion	$ 1.45 billion
Loans held for investment	$ 1.16 billion	$ 956.5 million
Deposits	$ 945.1 million	$ 874.8 million
Equity	$ 130.5 million	$ 112.1 million
Tangible equity	$ 130.4 million	$ 111.9 million

Financial Results:	Quarter Ended 12/31/2005	Quarter Ended 09/30/2004
Net income	$ 8.4 million	$ 4.3 million
Return on average equity	26.12%	15.35%
Return on average assets	2.13%	1.24%
Net interest margin	2.87%	3.03%
Efficiency ratio	34.72%	47.43%
Total loan originations	$ 452.8 million	$ 521.2 million
Provident Bank	$ 52.4 million	$ 84.9 million
Provident Bank Mortgage	$ 400.4 million	$ 436.3 million

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Income


9% C.A.G.R.*
(In millions)
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
$3.8
$4.3
$5.0
$4.6
$4.8
$4.9
$4.8
09/04
12/04
03/05
06/05
09/05
12/05**
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Net Income was $8.4 million as described in the second quarter Earnings Release of January 23, 2006.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5
$3.3
$4.5
$4.1
$3.2
$4.9
$3.8
$4.6
$3.2
$5.5
$2.1
$6.3
68% C.A.G.R.*
09/04
12/04
03/05
06/05
09/05
12/05**
(Quarter Ended)
Community Banking
Mortgage Banking

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $12.5 million as described in the Operating Segment Reports of Form 10-Q.

Quarterly Net Interest Income

PROVIDENT
Provident Financial Holdings, Inc.



(In millions)
$11.2
$11.0
$10.8
$10.6
$10.4
$10.2
$10.0
$9.8
$9.6
$9.4
$10.0
$10.4
$11.0
$11.2
$11.0
$11.0
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Non-Interest Income

Provident Financial Holdings, Inc.

(In millions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.7
$4.4
$1.4
$5.1
$1.2
$4.2
$1.4
$5.1
$1.6
$4.4
$1.7
$3.4
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)
Gain on Sale of Loans
Other Fees

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Other Fees was $8.0 million as described in the second quarter Earnings Release of January 23, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Operating Expenses


(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.6
$8.0
$7.9
$8.9
$8.2
$7.8
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
3.03%
2.93%
2.98%
2.90%
2.80%
2.87%
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Net Interest Margin vs. Fed Funds


PROVIDENT
Provident Financial Holdings, Inc.
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%

	03/04	06/04	09/04	12/04	03/05	06/05	09/05	12/05
NIM (%)	3.09%	2.95%	3.03%	2.93%	2.98%	2.90%	2.80%	2.87%
Fed Funds (%)	1.00%	1.25%	1.75%	2.25%	2.75%	3.25%	3.75%	4.25%

G&A to Average Assets



2.50 %
2.25 %
2.00 %
1.75 %
1.50 %
1.25 %
1.00 %
2.22 %
2.18 %
2.07 %
2.24 %
2.01 %
1.97 %
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Efficiency Ratio



52.50 %
50.00 %
47.50 %
45.00 %
42.50 %
40.00 %
47.43 %
47.65 %
48.45 %
50.63 %
48.17 %
48.27 %
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, the Efficiency Ratio was 34.72% as described in the second quarter Earnings Release of January 23, 2006.

Provident Financial Holdings, Inc.

Return on Average Assets


1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.24%
1.37%
1.20%
1.22%
1.22%
1.20%
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Assets was 2.13% as described in the second quarter Earnings Release of January 23, 2006.

Return on Average Equity

Provident Financial Holdings, Inc.



18.00%
17.50%
17.00%
16.50%
16.00%
15.50%
15.00%
14.50%
14.00%
13.50%
15.35%
17.60%
15.48%
15.93%
15.80%
15.00%
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Equity was 26.12% as described in the second quarter Earnings Release of January 23, 2006.

Diluted Earnings per Share

PROVIDENT
Provident Financial Holdings, Inc.


13% C.A.G.R.*
$0.72
$0.70
$0.68
$0.66
$0.64
$0.62
$0.60
$0.58
$0.56
$0.54
$0.60
$0.71
$0.64
$0.68
$0.71
$0.70
09/04
12/04
03/05
06/05
09/05
12/05**
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Diluted Earnings per Share was $1.23 as described in the second quarter Earnings Release of January 23, 2006.

Book Value per Share



15% C.A.G.R.*
$19.50
$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$16.03
$16.01
$16.60
$16.59
$17.09
$17.08
$17.68
$17.67
$18.22
$18.21
$19.12
$19.12
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank ™

More for you everyday.

Total Assets


(In millions)
$1,650
$1,600
$1,550
$1,500
$1,450
$1,400
$1,350
$1,446
$1,516
$1,623
$1,632
$1,631
$1,576
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Loan to Investment Mix


(In millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$269
$263
$249
$232
$214
$200
17% C.A.G.R.*
$957
$1,039
$1,098
$1,132
$1,128
$1,162
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.


(In millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$85
$62
$72
$73
$84
$52
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



As of 12/31/2005
Single-Family
"Preferred Loans"
Other



Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets


($ in thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
(Percentage)

	09/04	12/04	03/05	06/05	09/05	12/05
Non-Performing Assets	$1,074	$1,146	$584	$590	$1,811	$849
NPA to Total Assets	0.07%	0.08%	0.04%	0.04%	0.11%	0.05%

Asset Quality

Provident Financial Holdings, Inc.

Provision for Loan Losses (PLL) & Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



($ in thousands)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($100)
(Percentage)
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%

	09/04	12/04	03/05	06/05	09/05	12/05
PLL	$642	$260	$404	$335	$65	$(27)
ALL to LHI	0.86%	0.81%	0.80%	0.81%	0.82%	0.79%

Transaction Accounts, CDs & Borrowings



(In millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
$426
$331
$544
$463
$381
$530
$530
$425
$518
$561
$434
$485
$507
$489
$474
$467
$500
$445
Transaction Accounts
CDs
Borrowings

Provident Financial Holdings, Inc.

Deposit Composition


As of 12/31/2005
CD's


As of 09/30/2004
$250
$200
$150
$100
$50
$45
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

Provident Bank Mortgage Loan Originations

(In millions)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$145
$291
$157
$308
$109
$330
$103
$335
$103
$369
$99
$301
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
Saleable
Portfolio

PBM Purchase vs. Refinance



100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Refinance (%)
Purchase (%)

	09/04	12/04	03/05	06/05	09/05	12/05
Refinance	32 %	37 %	40 %	43 %	55 %	51 %
Purchase	68 %	63 %	60 %	57 %	45 %	49 %

(Quarter Ended)

“High Margin” vs. “Low Margin” Products


(In millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$74
$98
$104
$104
$119
$71
$217
$210
$226
$231
$250
$230
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

Gain on Sale Margin



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.53%
1.51%
1.15%
1.40%
1.23%
1.10%
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Capital Management

Stockholders' Equity

Provident Financial Holdings, Inc.


(In millions)
$135
$130
$125
$120
$115
$110
$105
$100
13% C.A.G.R.*
$112
$116
$120
$123
$126
$131
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

PROVIDENT

Provident Financial Holdings, Inc.

Share Repurchase Program


180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	09/04	12/04	03/05	06/05	09/05	12/05
Shares Repurchased	110,000	0	28,470	66,900	28,000	169,015
Average Cost per Share	$23.23	$0.00	$27.94	$27.26	$28.30	$27.25

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.10
$0.14
$0.14
$0.14
$0.14
$0.14
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Consolidated Capital Ratio


8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
7.75%
7.74%
7.68%
7.67%
7.36%
7.36%
7.54%
7.53%
7.74%
7.74%
8.28%
8.28%
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio


Tier 1 Core Capital Ratio
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.43%
6.31%
6.05%
6.56%
6.90%
8.02%
09/04
12/04
03/05
06/05
09/05
12/05
(Quarter Ended)

Stock Performance

Provident Financial Holdings, Inc.


$130
$120
$110
$100
$90

	Jun 2004	Sep 2004	Dec 2004	Mar 2005	Jun 2005	Sep 2005	Nov 2005
PROV	$100	$123	$123	$128	$121	$122	$120
Nasdaq Bank Index	$100	$102	$112	$103	$107	$107	$112
Nasdaq Stock Index	$100	$93	$106	$98	$101	$106	$110

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on June 30, 2004 and that all dividends were reinvested.

Provident Financial Holdings, Inc.

PROV

NASDAQ LISTED

www.myprovident.com